SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

    Date of Report (Date of Earliest Event Reported) September 29, 2000
                                                     -------------------


                      NORTH FORK BANCORPORATION, INC.
         ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         DELAWARE                  1-10458                      36-3154608
--------------------------  --------------------------  ----------------------
(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


             275 Broadhollow Road Melville, New York             11747
         ------------------------------------------------------------------
            (Address of Principal Executive Offices)           (Zip Code)



(Registrant's Telephone Number, Including Area Code)  (631) 844-1004
                                                    --------------------------



ITEM 5.  OTHER EVENTS.

      On September 28, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") issued a press release announcing the termination of its offer to exchange 0.9302 shares of North Fork common stock and $2.00 in cash for each outstanding share of common stock of Dime Bancorp, Inc., a Delaware corporation. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Text of press release issued by North Fork on September 28, 2000.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 2, 2000

                                          NORTH FORK BANCORPORATION, INC.


                                          By: /s/ Daniel M. Healy
                                              ---------------------------------
                                            Name:  Daniel M. Healy
                                            Title: Executive Vice President and
                                                     Chief Financial Officer




                                 EXHIBIT INDEX

      Exhibit
      Number          Description
      ------          -----------

         99.1 Text of press release issued by North Fork on September 28, 2000.